TIFF Investment Program (“TIP”)

Supplement dated July 1, 2024 to the TIP Prospectus dated April 29, 2024, as Supplemented April 29, 2024, and the TIFF Multi-Asset Fund Summary Prospectus dated April 29, 2024, as Supplemented April 29, 2024

This supplement provides new and additional information to the TIP prospectus referenced above (the “Prospectus”) and the TIFF Multi-Asset Fund summary prospectus referenced above (the “Summary Prospectus”).

On June 26, 2024, the Board of Trustees of TIP (the “Board”) approved a money manager agreement between TIP, on behalf of TIFF Multi-Asset Fund (the “Fund”), and Westbeck Capital Management LLP (“Westbeck”), a new money manager for the Fund, effective July 1, 2024.

The following table replaces the “Fees and Expenses of the Fund” Table and Example on page 1 of the Prospectus and the Summary Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.79%
Other Expenses	0.52%
Other Expenses	0.27%
Expenses for Securities Sold Short	0.25%
Acquired Fund Fees and Expenses	0.59%
Total Annual Fund Operating Expenses [a]	1.90%

[a]

Total Annual Fund Operating Expenses does not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$193	$597	$1,026	$2,222

The following paragraph regarding Westbeck is added under the heading “Money Managers and Their Strategies” on page 7 of the Prospectus, after the description of TIFF Advisory Services, LLC on page 9 of the Prospectus:

“Westbeck Capital Management LLP manages a concentrated global equity portfolio across all sectors related to energy transition.  The manager will normally hold a limited number (typically 30-45) of companies on the long side, which represents a combination of long-term, core investments as well as opportunistic trading positions.  However, from time to time the manager may hold fewer or more companies.  Westbeck uses a long/short strategy (typically using swaps to obtain short exposures) to take advantage of cyclicality in each market segment and may have gross exposure of up to 200% of net assets.  Actual long and short exposures will vary according to market conditions.”

The following paragraph regarding Westbeck is added under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 17 of the Prospectus, after the description of TIFF Advisory Services, LLC on page 20 of the Prospectus:

“Westbeck Capital Management LLP (47-48 Piccadilly, London, England W1J 0DT) is compensated in part based on assets and in part based on performance and receives both an asset-based fee and a performance-based fee. The asset-based fee, payable monthly, ranges from 1.25% to 1.5% per year on assets comprising the portfolio and the asset-based fee rate is determined based upon the greater of (i) the net amount of TIFF Assets (as defined below) invested with Westbeck (the sum of all TIFF Assets contributed to Westbeck less the sum of all TIFF Assets withdrawn from Westbeck) and (ii) the current value of the TIFF Assets, each as of the beginning of the relevant month. The performance-based fee, payable annually, ranges from 12.5% to 15% of the portfolio’s capital appreciation and the performance-based fee rate is determined based upon the value of the TIFF Assets as of the beginning of the relevant performance period. The performance-based fee is subject to a high-water mark and is calculated over 12-month periods ending December 31. “TIFF Assets” means the total assets that are managed by Westbeck or its affiliates for the Fund and other funds advised by TAS or its affiliates, whether through a separate account or an interest in a pooled investment fund. Will Smith (Chief Investment Officer, Co-Founder) has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Smith co-founded Westbeck Capital Management LLP with Jean-Louis Le Mee in 2015.  Prior to that, he was a Partner and the Head of the Natural Resources team at CQS from 2008 to 2015.  Prior to CQS, Mr. Smith ran the long/short commodity strategy within Landsbanki Securities (2004-2007) and was previously at UBS.”

Please keep this supplement for future reference.